MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO           ANNUAL REPORT

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in Mitchell Hutchins
Series Trust--Global Income Portfolio (Class H) and the Salomon Smith Barney World Government Bond Index (WGBI), from December 31, 1990 through
December 31, 2000.

[CHART]
[EDGAR REPRESENTATION OF PLOT POINT DATA USED IN PRINTED GRAPHIC]

                    GLOBAL INCOME PORTFOLIO (CLASS H)    WGBI
     12/90                         $10,000             $10,000
      1/91                         $10,152             $10,250
      2/91                         $10,179             $10,253
      3/91                         $10,027              $9,881
      4/91                         $10,108             $10,033
      5/91                         $10,117             $10,020
      6/91                         $10,027              $9,915
      7/91                         $10,197             $10,127
      8/91                         $10,314             $10,323
      9/91                         $10,565             $10,727
     10/91                         $10,645             $10,840
     11/91                         $10,744             $11,009
     12/91                         $11,024             $11,581
      1/92                         $10,892             $11,375
      2/92                         $10,901             $11,311
      3/92                         $10,835             $11,192
      4/92                         $10,920             $11,272
      5/92                         $11,185             $11,618
      6/92                         $11,317             $11,943
      7/92                         $11,403             $12,222
      8/92                         $11,450             $12,564
      9/92                         $11,280             $12,690
     10/92                         $11,166             $12,344
     11/92                         $11,015             $12,148
     12/92                         $11,171             $12,221
      1/93                         $11,331             $12,434
      2/93                         $11,641             $12,679
      3/93                         $11,801             $12,874
      4/93                         $11,931             $13,146
      5/93                         $12,025             $13,277
      6/93                         $12,105             $13,249
      7/93                         $12,265             $13,289
      8/93                         $12,565             $13,686
      9/93                         $12,515             $13,849
     10/93                         $12,825             $13,826
     11/93                         $12,745             $13,726
     12/93                         $13,028             $13,843
      1/94                         $13,217             $13,955
      2/94                         $12,817             $13,864
      3/94                         $12,450             $13,845
      4/94                         $12,284             $13,861
      5/94                         $12,217             $13,739
      6/94                         $12,061             $13,937
      7/94                         $12,172             $14,049
      8/94                         $12,172             $13,999
      9/94                         $12,161             $14,100
     10/94                         $12,272             $14,326
     11/94                         $12,306             $14,130
     12/94                         $12,326             $14,169
      1/95                         $12,416             $14,467
      2/95                         $12,643             $14,837
      3/95                         $12,847             $15,718
      4/95                         $12,983             $16,009
      5/95                         $13,164             $16,459
      6/95                         $13,164             $16,556
      7/95                         $13,289             $16,596
      8/95                         $13,345             $16,025
      9/95                         $13,487             $16,382
     10/95                         $13,635             $16,505
     11/95                         $13,795             $16,692
     12/95                         $13,999             $16,867
      1/96                         $14,074             $16,658
      2/96                         $13,937             $16,573
      3/96                         $13,949             $16,550
      4/96                         $14,037             $16,483
      5/96                         $14,062             $16,487
      6/96                         $14,187             $16,617
      7/96                         $14,337             $16,936
      8/96                         $14,379             $17,002
      9/96                         $14,542             $17,072
     10/96                         $14,805             $17,391
     11/96                         $15,018             $17,621
     12/96                         $14,925             $17,478
      1/97                         $14,818             $17,011
      2/97                         $14,764             $16,884
      3/97                         $14,657             $16,755
      4/97                         $14,724             $16,608
      5/97                         $14,872             $17,060
      6/97                         $14,992             $17,263
      7/97                         $15,059             $17,128
      8/97                         $15,059             $17,118
      9/97                         $15,337             $17,482
     10/97                         $15,471             $17,846
     11/97                         $15,431             $17,573
     12/97                         $15,447             $17,520
      1/98                         $15,590             $17,690
      2/98                         $15,676             $17,833
      3/98                         $15,661             $17,657
      4/98                         $15,790             $17,939
      5/98                         $15,847             $17,981
      6/98                         $15,852             $18,008
      7/98                         $15,966             $18,031
      8/98                         $16,138             $18,521
      9/98                         $16,725             $19,507
     10/98                         $16,825             $20,084
     11/98                         $16,796             $19,801
     12/98                         $16,944             $20,199
      1/99                         $16,959             $20,013
      2/99                         $16,577             $19,371
      3/99                         $16,577             $19,419
      4/99                         $16,577             $19,411
      5/99                         $16,301             $19,085
      6/99                         $16,179             $18,751
      7/99                         $16,240             $19,211
      8/99                         $16,179             $19,299
      9/99                         $16,332             $19,600
     10/99                         $16,270             $19,590
     11/99                         $16,056             $19,385
     12/99                         $16,133             $19,338
      1/00                         $15,903             $18,926
      2/00                         $15,964             $18,790
      3/00                         $16,145             $19,372
      4/00                         $15,798             $18,739
      5/00                         $15,798             $18,885
      6/00                         $16,177             $19,344
      7/00                         $16,129             $19,017
      8/00                         $16,050             $18,875
      9/00                         $16,035             $18,837
     10/00                         $15,861             $18,598
     11/00                         $16,192             $18,968
     12/00                         $16,918             $19,647


AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/00

                                        1 Year   5 Years   10 Years  Inception*
Global Income Portfolio (Class H)        4.87%     3.86%     5.40%     6.49%
WGBI (unhedged)                          1.59      3.09      6.98      7.00*

*    Inception: since commencement of issuance on May 1, 1988.

     The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[SIDENOTE]

The graph depicts the performance of the Mitchell Hutchins Series Trust--Global Income Portfolio (Class H) and the Salomon Smith Barney World Government Bond Index (unhedged). It is important to note the Global Income Portfolio is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT

                                                              February 15, 2001

Dear Contract Owner,

We are pleased to present you with the annual report for Mitchell Hutchins Series Trust--Global Income Portfolio (the "Portfolio") for the fiscal year ended December 31, 2000.

MARKET REVIEW

[GRAPHIC]

The developed bond markets, as measured by the Salomon Smith Barney World Government Index (WGBI), gained 1.59% for the fiscal year ended December 31, 2000, including a 4.3% gain in the fourth quarter. For the same period, U.S. government bonds posted a strong 11.63% return, as measured by the Lehman Aggregate Bond Index.

The U.S. Federal Reserve Board (the "Fed") raised rates three times for a total of 1% during the first five months of 2000 to help cool an overheated economy and control inflation. Higher interest rates combined with elevated energy prices to contribute to slower economic growth in the latter part of the fiscal period. Concern about a slumping economy prompted the U.S. Fed to lower rates post-fiscal period with two rate cuts totaling 1% in January 2001.

The second half of 2000 saw a strong performance of government debt around the world as the fast pace of economic growth of the first half of the fiscal year slowed. During the fourth quarter, the U.S. Treasury yield curve steepened to correct what had been a relatively flat curve between notes and bonds. Overseas, central banks intervened to help prop up the euro, which had fallen to a 16-month low versus the dollar, to help it rally by year-end. As growth in the U.S. slowed dramatically in the fourth quarter, foreign currencies and government debt responded strongly as the threat of inflation lessened and pushed up the prices of bonds.

PORTFOLIO REVIEW

The Portfolio gained 4.87% for the fiscal year, faring well against its benchmark, the WGBI (unhedged), which returned 1.59% for the period. A move late in the period to increase the interest rate risk of the Portfolio's European and U.S. government debt positioned the Portfolio favorably as bond prices increased. An overweight in debt duration also helped the Portfolio to withstand fluctuating interest rates during the period. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.)

We believe that an overweight duration and increase in credit exposure should position the Portfolio well during the coming months, as interest rates decline worldwide and economic growth slows. We maintain an overweight position for the Euro, which we expect to perform better this year than it did in 2000.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO           ANNUAL REPORT

NEW PORTFOLIO MANAGEMENT

On October 6, 2000, the board of trustees for the Portfolio terminated the existing Investment Advisory and Administration Contract with Mitchell Hutchins and approved new investment management arrangements that became effective on October 10, 2000, including a new interim subadvisory contract with Alliance Capital Management L.P., which assumed the day-to-day portfolio management responsibilities of the Portfolio effective October 10, 2000.

More information about the new investment management arrangements and the related investment strategy changes is set out in the October 10, 2000 supplement to the prospectus dated May 1, 2000.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                      12/31/00             6/30/00
----------------------------------------------------------------------------------
Weighted Average Duration                              5.4 yrs             4.4 yrs
Weighted Average Maturity                             10.1 yrs             9.1 yrs
Net Assets ($mm)                                        $6.29               $7.33
----------------------------------------------------------------------------------


CURRENCY EXPOSURE*                                    12/31/00             6/30/00
----------------------------------------------------------------------------------
U.S. Denominated                                        40.8%               59.6%
Hedged to U.S. Dollar                                   13.6                 0.5
Foreign Currency Unhedged                               45.6                39.9
----------------------------------------------------------------------------------
Total                                                  100.0%              100.0%

ASSET ALLOCATION*                                     12/31/00             6/30/00
----------------------------------------------------------------------------------
U.S. Treasurys/Corporates                               30.7%               39.6%
Europe                                                  50.8                37.0
Foreign Corporates/Sovereigns                           10.9                15.8
Dollar Bloc: Australia, Canada, New Zealand              5.7                 3.4
Cash and Equivalents                                     0.6                 1.7
Other Assets in Excess of Liabilities                    1.3                 2.5
----------------------------------------------------------------------------------
Total                                                  100.0%              100.0%

CREDIT QUALITY*                                       12/31/00             6/30/00
----------------------------------------------------------------------------------
A1/P1                                                    2.0%                4.2%
AAA                                                     68.8                57.5
AA                                                      11.3                13.3
A                                                        9.2                15.2
BBB                                                      6.4                 6.5
BB                                                       0.9                 1.0
B                                                        1.4                 2.3
----------------------------------------------------------------------------------
Total                                                  100.0%              100.0%

*Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

OUTLOOK

We believe that the outlook for 2001 is for continued economic slowdown. We expect that the U.S., Germany and Japan will be particularly affected. Japan, we believe, will have the most drastic slowdown, with Germany suffering the least. The Federal Reserve could lower interest rates again by as much as 1% total in the first half of 2001, and other countries may also lower rates. Because of slowing growth and declining interest rates, we expect credit spreads to tighten and outperform government debt during the coming months.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Brian M. Storms

BRIAN M. STORMS

President and
Chief Executive Officer
Mitchell Hutchins
Asset Management Inc.












This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                      MATURITY           INTEREST
 (000)*                                                        DATES              RATES            VALUE
---------                                                   ---------           ---------        ---------
LONG-TERM DEBT SECURITIES--89.63%
AUSTRALIA--1.81%
US$       113   National Australia Bank ............        05/19/10             7.384%@         $ 113,775
                                                                                                 ---------
BRAZIL--1.42%
US$        55   Federal Republic of Brazil .........        05/15/27              10.125            43,890
US$        62   Federal Republic of Brazil, DCB ....        04/15/12              7.688@            45,725
                                                                                                 ---------
                                                                                                    89,615
                                                                                                 ---------
CANADA--3.95%
          370   Government of Canada ...............        06/01/10               5.500           248,393
                                                                                                 ---------
FRANCE--3.47%
          130   Government of France ...............        10/25/07               5.500           127,019
           97   Republic of France .................        04/25/29               5.500            91,613
                                                                                                 ---------
                                                                                                   218,632
                                                                                                 ---------
GERMANY--12.51%
US$       150   Deutsche Ausgleichbank .............        06/23/05               7.000           155,581
          657   Federal Republic of Germany ........  02/17/04 to 01/04/30      3.250 to 6.250     632,100
                                                                                                 ---------
                                                                                                   787,681
                                                                                                 ---------
ITALY--8.19%
          245   Republic of Italy ..................        04/01/04               8.500           256,514
US$       256   Republic of Italy ..................        05/02/02               6.750           258,866
                                                                                                 ---------
                                                                                                   515,380
                                                                                                 ---------
JAPAN--4.07%
       29,000   Government of Japan ................        12/20/10               1.900           256,494
                                                                                                 ---------
KOREA--1.11%
US$        65   Republic of Korea ..................        04/15/08               8.875            70,119
                                                                                                 ---------
MEXICO--2.33%
US$       147   PEMEX Finance Ltd. .................        11/15/03               6.125           146,504
                                                                                                 ---------
NETHERLANDS--4.79%
          316   Government of Netherlands ..........        01/15/28               5.500           301,333
                                                                                                 ---------
POLAND--2.92%
          460   Republic of Poland .................        06/12/04              10.000            97,232
US$        90   Republic of Poland, PDI ............        10/27/14              6.000#            86,400
                                                                                                 ---------
                                                                                                   183,632
                                                                                                 ---------
QATAR--1.27%
US$        80   State of Qatar .....................        06/15/30               9.750            80,000
                                                                                                 ---------
SPAIN--4.05%
          270   Government of Spain ................        07/30/05               4.950           254,729
                                                                                                 ---------
TRINIDAD & TOBAGO--0.85%
US$        50   Republic of Trinidad & Tobago ** ...        10/01/09               9.875            53,250
                                                                                                 ---------
UNITED KINGDOM--9.34%
          365   United Kingdom Gilt ................  08/27/02 to 12/07/03      6.500 to 10.000    588,086
                                                                                                 ---------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

PRINCIPAL
 AMOUNT                                                          MATURITY              INTEREST
 (000)*                                                            DATES                 RATES            VALUE
----------                                                  --------------------    --------------   --------------
LONG-TERM DEBT SECURITIES--(CONCLUDED)
UNITED STATES--27.55%
       79  Abbey National Capital Trust ..................       06/30/30 +              8.963%       $   81,506
      390  Federal National Mortgage Association .........  01/15/02 to 08/15/02    6.625 to 6.750       395,080
      120  FMR Corp. .....................................        06/15/29               7.570           120,786
      185  General Motors Acceptance Corp. ...............        11/10/03               5.750           180,164
       73  HSBC Capital Funding LP** .....................       06/30/30 +             10.176            83,917
      104  Morgan Stanley Dean Witter & Co. ..............        06/15/05               7.750           109,283
      618  U.S. Treasury Bonds and Notes .................  08/15/10 to 08/15/29     5.750 to 6.125      663,880
       99  Wells Fargo Co. ...............................        09/03/02               6.500            99,657
                                                                                                      ----------
                                                                                                       1,734,273
                                                                                                      ----------
 Total Long-Term Debt Securities (cost--$5,706,966) ........                                           5,641,896
                                                                                                      ----------

SHORT-TERM DEBT SECURITIES--8.51%
GERMANY--2.61%
      175  Federal Republic of Germany ...................        02/21/01               5.250           164,411
                                                                                                      ----------
HUNGARY--1.15%
   20,000  Government of Hungary .........................        06/12/01              13.500            72,354
                                                                                                      ----------
NETHERLANDS--1.53%
      100  Government of Netherlands .....................        09/15/01               8.750            96,429
                                                                                                      ----------
UNITED STATES--3.22%
      200  Clorox Corp. ..................................        07/15/01               8.800           202,509
                                                                                                      ----------
Total Short-Term Debt Securities (cost--$574,221) ..........                                             535,703
                                                                                                      ----------
Total Investments (cost--$6,281,187)--98.14% ...............                                           6,177,599

Other assets in excess of liabilities--1.86% .............                                               117,020
                                                                                                      ----------
Net Assets--100.00% ......................................                                            $6,294,619
                                                                                                      ==========

--------------------------
Note: The Portfolio of Investments is listed by the issuer's country of origin.
*    In local currency unless otherwise indicated.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified Institutional buyers.
#    Reflects rate at December 31, 2000 on step up coupon rate instrument.
@ Floating rate securities--the interest rates shown are the current rates as of December 31, 2000.
+ Maturity date shown is the callable date for perpetual rewriting securities.
DCB  Debt Conversion Bond.
PDI  Past Due Interest Bond.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO



FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                               UNREALIZED
                                              CONTRACT TO                                      APPRECIATION
                                                DELIVER     IN EXCHANGE FOR   MATURITY DATES  (DEPRECIATION)
                                             -------------  ---------------   --------------  --------------
British Pounds ............................     216,000      US$     306,400     01/05/01      $ (16,597)
Euro ......................................     289,397      US$     256,704     01/24/01        (15,441)
Japanese Yen ..............................  29,618,097      US$     265,633     01/22/01          5,942
U.S. Dollars ..............................     453,316      EUR     535,000     01/24/01         49,790
U.S. Dollars ..............................     275,543      JPY  30,723,000     01/22/01         (6,164)
                                                                                               ---------
                                                                                               $  17,530
                                                                                               =========

----------------------
CURRENCY TYPE ABBREVIATIONS:
EUR -- Euro
JPY -- Japanese Yen
US$ -- United States Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                                              PERCENT OF NET ASSETS
                                                                             ------------------------
                                                                             LONG-TERM     SHORT-TERM
                                                                             ---------     ----------
Government and other public issuers ........................................  72.29%         5.29%
Bank and other financial institutions ......................................  15.01           --
Industrial .................................................................   2.33          3.22
                                                                             ------          ----
                                                                              89.63%         8.51%
                                                                             ======          ====


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2000


ASSETS
Investments in securities, at value (cost--$6,281,187) ...................................................  $ 6,177,599
Cash .....................................................................................................       17,167
Foreign currency (cost--$20,891) .........................................................................       22,116
Interest receivable ......................................................................................      126,778
Unrealized appreciation on forward foreign currency contracts ............................................       55,732
Other assets .............................................................................................          670
                                                                                                            -----------
Total assets .............................................................................................    6,400,062
                                                                                                            -----------

LIABILITIES
Unrealized depreciation on forward foreign currency contracts ............................................       38,202
Payable to investment manager and administrator ..........................................................        3,934
Accrued expenses and other liabilities ...................................................................       63,307
                                                                                                            -----------
Total liabilities ........................................................................................      105,443
                                                                                                            -----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--587,152 (unlimited amount authorized) ........    6,737,515
Distributions in excess of net investment income .........................................................      (75,718)
Accumulated net realized losses from investment transactions .............................................     (287,181)
Net unrealized depreciation of investments, other assets, liabilities and forward contracts
     denominated in foreign currencies ...................................................................      (79,997)
                                                                                                            -----------
Net assets ...............................................................................................  $ 6,294,619
                                                                                                            ===========
Net asset value, offering price and redemption value per share ...........................................       $10.72
                                                                                                                 ======

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                FOR THE
                                                                                               YEAR ENDED
                                                                                           DECEMBER 31, 2000
                                                                                           -----------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $5) .......................................      $  521,810
                                                                                               ----------
EXPENSES:
Investment manager and administration ...................................................          55,169
Custody and accounting ..................................................................          61,072
Professional fees .......................................................................          34,205
Reports and notices to shareholders .....................................................          20,310
Trustees' fees ..........................................................................           7,500
Transfer agency fees and related service expenses .......................................           2,500
Other expenses ..........................................................................           6,751
                                                                                               ----------
                                                                                                  187,507
                                                                                               ----------
Net investment income ...................................................................         334,303
                                                                                               ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from:
    Investments .........................................................................        (126,194)
    Foreign currency transactions .......................................................        (349,258)
Net change in unrealized appreciation/depreciation of:
    Investments .........................................................................         383,254
    Other assets, liabilities and forward contracts denominated in foreign currencies ...          28,782
                                                                                               ----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ...........................         (63,416)
                                                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................      $  270,887
                                                                                               ==========

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      FOR THE YEARS ENDED
                                                                                                          DECEMBER 31,
                                                                                                 ---------------------------
                                                                                                     2000           1999
                                                                                                 -----------    ------------
FROM OPERATIONS:
Net investment income .........................................................................  $   334,303    $    545,706
Net realized losses from investments and foreign currency transactions ........................     (475,452)       (407,294)
Net change in unrealized appreciation/depreciation of investments, other assets, liabilities and forward contracts denominated in
    foreign currencies ........................................................................      412,036        (779,120)
                                                                                                 -----------    ------------
Net increase (decrease) in net assets resulting from operations ...............................      270,887        (640,708)
                                                                                                 -----------    ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .........................................................................     (255,315)         --
                                                                                                 -----------    ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from the sale of shares ..........................................................      174,695         685,975
Cost of shares repurchased ....................................................................   (2,978,940)     (6,951,626)
Proceeds from dividends reinvested ............................................................      255,315       1,032,547
                                                                                                 -----------    ------------
Net decrease in net assets from beneficial interest transactions ..............................   (2,548,930)     (5,233,104)
                                                                                                 -----------    ------------
Net decrease in net assets ....................................................................   (2,533,358)     (5,873,812)

NET ASSETS:
Beginning of year .............................................................................    8,827,977      14,701,789
                                                                                                 -----------    ------------
End of year (including undistributed net investment income of $145,214 at December 31, 1999) ..  $ 6,294,619    $  8,827,977
                                                                                                 ===========    ============




                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Mitchell Hutchins Series Trust--Global Income Portfolio (the "Portfolio") is a non-diversified portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

     The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment manager and administrator of the Portfolio, or by the Portfolio's sub-adviser, Alliance Capital Management L.P. ("Alliance Capital"). Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which is an indirect wholly owned subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

     Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

NOTES TO FINANCIAL STATEMENTS

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums are accreted and amortized as adjustments to interest income and the identified cost of investments.

     FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

     Although the net assets and the market value of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

     FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Alliance Capital anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

     The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

NOTES TO FINANCIAL STATEMENTS

     Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet its obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

     The board has approved an investment management and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Mitchell Hutchins an investment management and administration fee, which is computed daily and payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets.

     Mitchell Hutchins has entered into a sub-advisory contract with Alliance Capital dated October 10, 2000 ("Alliance Capital Contract"), pursuant to which Alliance serves as investment sub-adviser for the Portfolio. Under the Alliance Contract, Mitchell Hutchins (not the Portfolio) is obligated to pay Alliance Capital at the annual rate of 0.375% of the Portfolio's average daily net assets.

SECURITIES LENDING

     The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber also has been approved as a borrower under the Portfolio's securities lending program. For the year ended December 31, 2000, the Portfolio had no security lending activity.

Notes to Financial Statements

BANK LINE OF CREDIT

     The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders or other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at December 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

     At December 31, 2000, the components of net unrealized depreciation of investments were as follows:


Gross appreciation (investments having an excess of value over cost) ..............  $  72,392
Gross depreciation (investments having an excess of cost over value) ..............   (175,980)
                                                                                     ---------
Net unrealized depreciation of investments ........................................  $(103,588)
                                                                                     =========

     For the year ended December 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $6,936,194 and $9,131,807, respectively.

FEDERAL TAX STATUS

     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

     At December 31, 2000, the Portfolio had a net capital loss carryforward of $281,109. It is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $76,040 by December 31, 2007 and $205,069 by December 31, 2008. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

     In accordance with U.S. Treasury regulations, the portfolio has elected to defer realized capital losses and foreign currency losses of $6,072 and $58,193, respectively, arising after October 31, 2000. Such losses are treated for tax purposes as arising on January 1, 2001.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2000, undistributed net investment income was decreased $279,920, accumulated net realized losses were decreased by $349,258 and beneficial interest was decreased by $49,338.

SHARES OF BENEFICIAL INTEREST

     There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                      FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                    -----------------------
                                                                      2000           1999
                                                                    --------       --------
Shares sold ......................................................    16,978         63,631
Shares repurchased ...............................................  (292,698)      (646,155)
Dividends reinvested .............................................    25,006         92,855
                                                                    --------       --------
Net decrease .....................................................  (250,714)      (489,669)
                                                                    ========       ========

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS


Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------
                                                                    2000+         1999        1998          1997      1996
                                                                  --------      --------    ---------     --------  --------
Net asset value, beginning of year ............................   $  10.54      $  11.07    $   10.81     $  11.14  $  11.20
                                                                  --------      --------    ---------     --------  --------

Net investment income .........................................       0.53          0.59         0.69         0.75      0.87
Net realized and unrealized gains (losses) from investments and
  foreign currency ............................................      (0.03)        (1.12)        0.36        (0.36)    (0.13)
                                                                  --------      --------    ---------     --------  --------

Net increase (decrease) from investment operations ............       0.50         (0.53)        1.05         0.39      0.74
                                                                  --------      --------    ---------     --------  --------

Dividends from net investment income ..........................      (0.32)           --        (0.61)       (0.71)    (0.79)
Distributions from net realized gains from investments ........         --            --        (0.18)       (0.01)    (0.01)
                                                                  --------      --------    ---------     --------  --------

Total dividends and distributions .............................      (0.32)           --        (0.79)       (0.72)    (0.80)
                                                                  --------      --------    ---------     --------  --------

Net asset value, end of year ..................................   $  10.72      $  10.54    $   11.07     $  10.81  $  11.14
                                                                  --------      --------    ---------     --------  --------
                                                                  --------      --------    ---------     --------  --------

Total investment return(1) ....................................       4.87%        (4.79)%       9.69%        3.50%     6.62%
                                                                  --------      --------    ---------     --------  --------
                                                                  --------      --------    ---------     --------  --------

Ratios/Supplemental Data:
Net assets, end of year (000's) ...............................   $  6,295      $  8,828    $  14,702     $ 17,730  $ 24,436
Expenses to average net assets ................................       2.55%         2.09%        1.68%        1.52%     1.56%
Net investment income to average net assets ...................       4.54%         4.62%        5.53%        6.34%     6.56%
Portfolio turnover rate .......................................        115%           43%         104%         142%      134%

---------------------

+ Investment advisory functions for this Portfolio were transferred from Mitchell Hutchins Asset Management Inc. to Alliance Capital Management L.P. on October 10, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS
The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Global Income Portfolio


     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Global Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund")) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Global Income Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernst & Young LLP


New York, New York
February 7, 2001

ANNUAL REPORT

MITCHELL
HUTCHINS SERIES
TRUST



GLOBAL INCOME
PORTFOLIO






DECEMBER 31, 2000







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     All rights reserved.